SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2001
                                                         -----------------

                                EDG Capital, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

    New York                       33-37674-NY                    11-3023098
    --------                       -----------                    ----------
(State or other              (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                 700 Stewart Avenue, Garden City, New York 11530
                 -----------------------------------------------
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (516) 222-7749
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      On February 13, 2001, EDG Capital, Inc. issued a press release announcing that it is resuming clinical trials of Colloidal (32)P Phosphorus and Macroaggregated Albumin (P32/MAA) in the treatment of brain cancer. As announced earlier, the Food and Drug Administration ("FDA") had asked for assurances that the P32 and MAA products meet a specific endotoxin purity requirement before enrollment of patients into the brain cancer study could continue. The supplier of these products has agreed to take the necessary steps that will enable the company to comply with the FDA requirements.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits

99.1  EDG Capital, Inc. Press Release issued February 13, 2001.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EDG CAPITAL, INC.


Dated: February 13, 2001                By: /s/ Jack Schwartzberg
                                            ------------------------------------
                                            Jack Schwartzberg
                                            Chief Executive Officer, President
                                            and Chairman


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